UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 14, 2008

SMART BALANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33595	20-2949397
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

115 West Century Road - Suite 260
Paramus, New Jersey	07652
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:           (201) 568-9300

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

        [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

        On March 14, 2008, Smart Balance, Inc. issued a release regarding earnings for the fourth quarter and twelve months ended December 31, 2007. The text of the press release is attached as Exhibit 99.1.

Item 9.01	Exhibits.

(d)	Exhibits.

Exhibit 99.1: Text of the Press Release of Smart Balance, Inc. issued March 14, 2008

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART BALANCE, INC.
(registrant)
March 18, 2008	By: /s/ Robert S. Gluck
Robert S. Gluck
Vice Chairman and Chief Operating Officer

EXHIBIT INDEX

Exhibit 99.1	Text of the Press Release of Smart Balance, Inc. issued March 14, 2008